Exhibit 99.3

EXECUTIVE SUMMARY

THIRD PARTY DUE DILIGENCE REVIEW

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Southwest Stage Funding, LLC dba Cascade Financial Services. The review included a total of 139 newly originated residential Construction to Permanent Non-Agency Manufactured Home mortgage loans (the “Loans”) in connection with the securitization identified as CMHAT 2021-MH1 (the “Securitization”).

Scope of Review – Post-Close Quality Control

I.	CREDIT REVIEW

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Income / Assets

i.	Validate borrower(s) monthly gross income

ii.	Validate funds required to close, required reserves

iii.	Review file documentation for required level of income and asset verifications

b.	Employment Status. Review file documentation for required level of employment

c.	Monthly Mortgage Payment. Confirm program, qualifying rate, terms

d.	Simultaneous Loans. Validate all concurrent loans are included in the DTI to properly assess the ability to repay

e.	Mortgage Related Obligations: PITI, HOA, PMI, etc. Validate subject loan monthly payment (PITI) and associated obligations

f.	Debts / Obligations. Validate monthly recurring liabilities

g.	DTI and/or Residual Income. Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

h.	Credit History

i.	Review credit report for credit history and required credit depth including any / all inquiries.

ii.	Determine representative credit score from credit report

i.	Validate loan-to-value (LTV) and combined loan-to-value

j.	Review borrower’s occupancy

k.

Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

l.	Confirm that Final 1003 is sufficiently completed

m.	Provide Audit 1008 with accurate data based on file documentation

n.	Confirm Loan Approval conditions were met

II.	COMPLIANCE REVIEW

Digital Risk performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with federal, state and local laws and regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

a.	Compare Loan Estimate and Closing Disclosures

b.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

a.	Federal High Cost Mortgage provisions

b.	Local and/or State Anti-predatory and High Cost provisions

c.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

a.	Service Provider List

b.	Home Ownership Counselling Disclosure

c.	ARM Disclosure

h.	Notice of Right to Cancel (Rescission) Review

a.	Confirm transaction date, expiration date, and disbursement date

b.	Confirm document is properly executed by all required parties to the transaction

c.	Confirm the correct Right of Rescission document was executed for the transaction type

i.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

j.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

k.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

l.	State Specific Disclosure Audit. An analysis of disclosures and/or documents required for state regulatory compliance.

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

III.	VALUATION REVIEW

Cascade guidelines generally do not require an appraisal. To the extent an appraisal was in the file, Digital Risk performed a “Valuation Review,” which included the following:

a.

Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

IV.	SERVICING COMMENT REVIEW

“Servicing Notes Review” means that Digital Risk reviewed Loan level servicing notes provided by Client or a designated counter-party for the time period of twenty-four (24) months, for the items set forth in the below list, and provide a report of summary comments of the issues identified:

•  Loan Number

•  UPB

•  Int Rate

•  Deceased Borrower

•  Lien Issues

•  Litigation

•  Potential Fraud

•  Property Damage

•  Title Issues

•  Default Status

•  REO?

•  Bankruptcy?

•  Foreclosure?

•  Loss/Mit?

•  Interest Paid To (At Servicing Review)

•  Date Last Right Party Contact

•  Reason For Default

•  Current Occupancy

•  Last Inspection Completed

•  First Vacancy Date

•  Comments

•  Future Default Risk

•  Current Balance

•  Current Rate

•  Current PITI

•  Current PI

•  Escrow?

•  Escrow Balance

•  Corp/Servicing Advances

•  FCL Delay Code

•  Current FCL Contested?

•  FCL Sale Scheduled

•  Last FC Date

•  Last FC Stage

•  Foreclosure Initiation Date

•  Foreclosure Sale Held Date

•  Bankruptcy Chapter

•  Latest Filing date

•  Case Number

•  Proof of Claim Filing Date

•  Post-Petition Due Date

•  Loss/Mitigation Type

•  Forbearance Type

•  Forbearance Start Date

•  Forbearance Term

•  Modification New Prin Balance

•  Modification New Rate

•  Modification 1st Payment Date

•  Modification New Maturity Date

•  Modification Reason

•  Modification Forgive Debt (Y/N)

•  Modification Amt Forgiven

•  Modification New Amortization

•  Capitalization Amount

•  REO Status

•  Lien Position

•  Estimated $ of Liens/Encumbrances

•  Evidence of Active Hazard Insurance

•  Evidence of Insurance Policies Paid to Date

•  Age of Loan

V.	SERVICING COMMENT KEY WORD SEARCH

Digital Risk preformed a servicing comment key word search on 725 accounts looking for instances of all the items listed in the below tables. The results of this Key Word search triggered an additional full servicing comment review of 121 loans as outlined in the previous Servicing Comment Review scope section.

abandon	Destroy	hhf	missing	sink hole
abandoned	disaster	historical landmark	mold	sinkhole
cancer	dispute	hospital	move	skip
chain	distress	hurricane	natural disaster	Smoke
Charge-off	divorce	illegal	not secure	sold
chargeoff	domain	Indian	oil	Sold at tax sale
chinese	emergency	Indian reservation	ordinance	storm
claim	eminent	infest	poison	structural
Collapse	encroach	inhabitable	Predatory	Subordination
collapsed	environmental	Invalid	Reaffirmed	Tax sale
commercial	equitable subrogation	irene	Receiver	termite
compliance	exposed wiring	irma	Redeem	theft
Condemn	fcl	judgement	Release	Title
Condemned	fema	judgment	Release of lien	Title issue
Contamination	fire	landlock	reo	Tornado
contaminated	Fire dept	lawsuit	repurchase	unhabitable
contest	flood	leak	restrictive covenant	unsecured
contested	Floor	liability	roof	vacant
coop	florence	lien issue	safety	vandal
cramdown	foreclosure	lien strip	sale date	violation
Damage	foreign national	life estate	sales price	water
damaged	foundation	listed	sandy	wildfire
dead	fraud	litigation	scra	wind
death	freeze	Loss	security	winterize
Deceased	ground contamination	Lost to tax sale	Seize	Zoning
decease	hail	Maria	seizure	Hospital
defense	harvey	Meth	settlement	Laura
delay	hazard	michael	short sale	Hospitalized
deploy	hazard loss	military	shotgun	Sick

Exceptions

Digital Risk’s review of the portfolio did not address the following conditions:

a.	Per program guidelines, appraisals were not required for all loans therefore the Valuation Review may not have applied.

At the time of review, the Loans were generally in the construction phase, and Digital Risk did not review loans for holdbacks, a final inspection, certification of occupancy or final modification agreement.

VI.	SUMMARY OF RESULTS

Overall Loan Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade 1	18	$2,336,961.00	12.95%
Event Grade 2	121	$14,500,398.00	87.05%
Event Grade 3	0	$—	0.00%
Event Grade 4	0	$—	0.00%

Total Sample	139	$16,837,359.00	100.00%

Credit Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade 1	23	$2,944,049.00	17.49%
Event Grade 2	116	$13,893,310.00	82.51%
Event Grade 3	0	$—	0.00%
Event Grade 4	0	$—	0.00%

Total Sample	139	$16,837,359.00	100.00%

Compliance Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade 1	18	$2,336,961.00	12.95%
Event Grade 2	121	$14,500,398.00	87.05%
Event Grade 3	0	$—	0.00%
Event Grade 4	0	$—	0.00%

Total Sample	139	$16,837,359.00	100.00%

Valuation Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade 1	3	$410,259.00	2.68%
Event Grade 2	109	$12,824,207.00	97.32%
Event Grade 3	0	$—	0.00%
Event Grade 4	0	$—	0.00%

Total Sample	112	$16,837,359.00	100.00%